SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________
FORM 8-K
______________

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 25, 2017, Charter Communications, Inc. (the "Company") held its Annual Meeting of Stockholders. Of the total 269,605,990 shares of Class A common stock of the Company and 1 share of Class B common stock issued, outstanding and eligible to vote at the meeting, 249,959,594 shares of Class A common stock, representing the same number of votes, and 1 share of Class B common stock, representing 37,723,735 votes, were represented in person or by proxy at the meeting. The votes cast for all matters are set forth below:

1.     Election of Class A Directors.

Nominees	For	Against	Abstain	Broker Non-Votes
W. Lance Conn	265,174,437	14,398,437	65,456	8,044,999
Kim C. Goodman	278,416,948	1,164,953	56,429	8,044,999
Craig A. Jacobson	277,250,708	2,329,478	58,144	8,044,999
Gregory Maffei	200,437,031	79,125,726	75,573	8,044,999
John C. Malone	200,380,607	79,182,016	75,707	8,044,999
John D. Markley, Jr.	275,785,146	3,791,208	61,976	8,044,999
David C. Merritt	278,360,650	1,215,177	62,503	8,044,999
Steven A. Miron	261,142,198	18,433,751	62,381	8,044,999
Balan Nair	275,563,629	4,009,664	65,037	8,044,999
Michael Newhouse	273,107,238	6,473,154	57,938	8,044,999
Mauricio Ramos	266,448,594	13,127,943	61,793	8,044,999
Thomas M. Rutledge	274,190,891	4,726,158	721,281	8,044,999
Eric L. Zinterhofer	265,124,661	14,402,370	111,299	8,044,999

2.    Approval, on an advisory basis, of the Compensation of Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
195,044,659	84,503,605	90,066	8,044,999

3.	Vote on the frequency of holding an advisory vote on executive compensation.

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
159,670,106	107,059	119,539,033	322,132	8,044,999

4.	Vote to ratify the appointment of KPMG LLP as Company’s independent public accounting firm.

For	Against	Abstain
285,899,500	1,706,698	77,131

5.    Vote on the Stockholder proposal regarding proxy access.

For	Against	Abstain	Broker Non-Votes
121,645,554	157,634,635	358,141	8,044,999

No other matters were considered and voted on by the stockholders at the annual meeting.

As a result of the votes cast as reported above, the stockholders elected each nominee as a director of the Company, approved the Company’s Compensation of Named Executive Officers, voted in favor of a triennial vote on the Compensation of Named Executive Officers, ratified the appointment of KPMG LLP as independent public accounting firm for the Company for the year ending December 31, 2017, and voted against the stockholder proposal regarding proxy access. The Board of Directors took into consideration the results of the advisory vote on Item 3, above, and approved a triennial vote on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: May 1, 2017		Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: May 1, 2017		Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: May 1, 2017		Senior Vice President - Finance, Controller and
Chief Accounting Officer